FOURTH AMENDMENT TO FIRST RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO FIRST RESTATED CREDIT AGREEMENT (this “Fourth Amendment”), dated as of August 23, 2007, is among HALLMARK FINANCIAL SERVICES, INC., a Nevada corporation (“Borrower”), AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS, a Texas insurance corporation (“AHIC”), PHOENIX INDEMNITY INSURANCE COMPANY, an Arizona insurance corporation (“PIIC”), each other Obligor, and THE FROST NATIONAL BANK, a national banking association (“Lender”).

RECITALS:

Borrower, AHIC, PIIC, and Lender have previously entered into the First Restated Credit Agreement dated as of January 27, 2006 (such agreement, together with all amendments and restatements, the “Credit Agreement”).

Borrower has requested amendments to the Credit Agreement to allow the organization of Hallmark Statutory Trust II, a Delaware statutory trust (“Hallmark Trust II”), the acquisition by Borrower of all common securities of Hallmark Trust II, the issuance by Borrower of certain debentures, the guarantee by Borrower of certain obligations of Hallmark Trust II, and related transactions.

Lender has agreed to amend the Credit Agreement, subject to the terms of this Fourth Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

1.1 Definitions. All capitalized terms not otherwise defined herein have the same meanings as in the Credit Agreement.

ARTICLE II

Amendments to Credit Agreement

2.1 Amendments to Credit Agreement Section 1.1.

(a) Credit Agreement Section 1.1 is amended by adding the following in alphabetical order:

“Hallmark Trust II” means Hallmark Statutory Trust II, a special purpose statutory Delaware business trust established by Borrower, of which Borrower holds all the common securities, which is the issuer of the 2007 Preferred Securities, and which purchased from Borrower the 2007 Debentures with the net proceeds of the issuance and sale of the 2007 Preferred Securities.

“Hallmark Trust II Declaration of Trust” means the Amended and Restated Declaration of Trust of Hallmark Trust II, dated as of August 23, 2007, together with all amendments and restatements.

“2007 Debentures” means the $25,774,000 aggregate principal amount of Junior Subordinated Debt Securities due September 15, 2037 issued by Borrower to Hallmark Trust II.

“2007 Documents” means any equity security of Hallmark Trust II, any 2007 Debenture, any 2007 Preferred Security, the 2007 Indenture, the Hallmark Trust II Declaration of Trust, the 2007 Guaranty, any document evidencing or governing any equity or Debt of Hallmark Trust II and all other documents and instruments executed and delivered by Borrower or Hallmark Trust II in connection with any of the foregoing.

“2007 Guaranty” means the Guarantee Agreement dated August 23, 2007, made by Borrower in favor of The Bank of New York Trust Company, National Association, as Guarantee Trustee, together with all amendments and restatements.

“2007 Indenture” means the Indenture dated August 23, 2007, between Borrower and The Bank of New York Trust Company, National Association, as Trustee, together with all amendments and restatements.

“2007 Preferred Securities” means the $25,000,000 Preferred Securities issued by Hallmark Trust II.

(b) The definition of “Consolidated Net Worth” is deleted in its entirety and the following is substituted in lieu thereof:

“Consolidated Net Worth” means, as of any date of determination, the sum of (a) consolidated shareholders’ equity of Borrower and its Subsidiaries determined in accordance with GAAP, plus (b) the aggregate unpaid principal amount of all 2005 Debentures; provided, all 2005 Debentures, all 2005 Preferred Securities and the 2005 Guaranty are subordinate to the Obligations as provided in the 2005 Documents (as the 2005 Documents existed on June 29, 2005), plus (c) the aggregate unpaid principal amount of all 2007 Debentures; provided, all 2007 Debentures, all 2007 Preferred Securities and the 2007 Guaranty are subordinate to the Obligations as provided in the 2007 Documents (as the 2007 Documents existed on August 23, 2007).

(c) The definition of “Debt” is deleted in its entirety and the following is substituted in lieu thereof:

“Debt” means, at any time, for any Person, (a) Capital Leases, (b) Contingent Debt, (c) debt created, issued, incurred or assumed for money borrowed or for the deferred purchase price of property purchased, (d) all debt, obligations and liabilities secured by any Lien upon any property owned by such Person, even though it has not assumed or become liable for the payment of same, and (e) liabilities in respect of unfunded vested benefits under any Plans; provided, that, for purposes of Section 7.5, Debt shall not include the unpaid principal amount of (i) the 2005 Debentures or the obligations with respect to the 2005 Guaranty if at the time of determination all amounts owed with respect to the 2005 Debentures and the 2005 Guaranty are subordinated to all Obligations on terms acceptable to Lender, (ii) the Newcastle Note if at the time of determination all amounts owed with respect to the Newcastle Note are subordinated to all Obligations on terms acceptable to Lender, (iii) the Convertible Notes if at the time of determination all amounts owed with respect to the Convertible Notes are subordinated to all Obligations on terms acceptable to Lender, and (iv) the 2007 Debentures or the obligations with respect to the 2007 Guaranty if at the time of determination all amounts owed with respect to the 2007 Debentures and the 2007 Guaranty are subordinated to all Obligations on terms acceptable to Lender.

(d) The definition of “Permitted Debt” is deleted in its entirety and the following is substituted in lieu thereof:

“Permitted Debt” means (a) Existing Debt, (b) the Obligations, (c) trade accounts payable and other similar obligations incurred in the ordinary course of business, (d) intercompany balances in the ordinary course of business among Borrower and its Domestic Subsidiaries; provided, that all amounts owed by any Obligor to its Subsidiaries shall be subordinated to all Obligations on terms acceptable to Lender, (e) Capital Leases of Borrower and each of its Subsidiaries in an aggregate principal amount not to exceed $200,000 at any time, (f) the 2005 Debentures; provided, that all amounts owed with respect to the 2005 Debentures shall be subordinated to all Obligations on terms acceptable to Lender, and; provided further, the aggregate principal amount of all 2005 Debentures shall not exceed $30,928,000, (g) the 2005 Guaranty; provided, that all amounts owed with respect to the 2005 Guaranty shall be subordinated to all Obligations on terms acceptable to Lender, (h) contingent purchase price payable pursuant to the Aerospace Purchase Agreement; provided, the aggregate amount of such contingent purchase price shall not exceed $2,500,000, (i) contingent purchase price payable pursuant to the TGA Purchase Agreement; provided, the aggregate amount of such contingent purchase price shall not exceed $8,000,000, (j) Debt evidenced by the TGA Notes; provided, the aggregate principal amount of all TGA Notes shall not exceed $23,750,000, (k) Debt evidenced by the Convertible Notes; provided, (i) the aggregate principal amount of the Convertible Notes shall not exceed $25,000,000, and (ii) the Convertible Notes are in form, payable on terms and subordinate to the Obligations on terms acceptable to Lender, (l) obligations of Borrower pursuant to the TGA Purchase Agreement related to non-competition payments in an aggregate amount not to exceed $2,000,000, (m) the 2007 Debentures; provided, that all amounts owed with respect to the 2007 Debentures shall be subordinated to all Obligations on terms acceptable to Lender, and; provided further, the aggregate principal amount of all 2007 Debentures shall not exceed $25,774,000, (n) the 2007 Guaranty; provided, that all amounts owed with respect to the 2007 Guaranty shall be subordinated to all Obligations on terms acceptable to Lender, and (o) other Debt of Borrower and Subsidiaries in an aggregate amount not to exceed $400,000 at any time and that is subordinated to the Obligations on terms acceptable to Lender in its discretion.

(e) The definition of “Subsidiary” is amended by deleting “is” in the last sentence and substituting “and Hallmark Trust II are” in lieu thereof.

2.2 Amendment to Credit Agreement Section 7.17. Credit Agreement Section 7.17 is deleted in its entirety and the following is substituted in lieu thereof:

7.17 Activities of Hallmark Trust I and Hallmark Trust II.

(a) Neither Borrower nor any of its Subsidiaries shall permit Hallmark Trust I to engage in any business activity other than as described in the Hallmark Trust I Declaration of Trust (as such agreement existed on June 21, 2005).

(b) Neither Borrower nor any of its Subsidiaries shall permit Hallmark Trust II to engage in any business activity other than as described in the Hallmark Trust II Declaration of Trust (as such agreement existed on August 23, 2007).

2.3 Amendment to Credit Agreement Section 7.18. Credit Agreement Section 7.18 is deleted in its entirety and the following is substituted in lieu thereof:

7.18 2005 Documents and 2007 Documents.

(a) Borrower shall not, and shall not permit any of its Subsidiaries to, change, amend or restate (or take any action or fail to take any action the result or which is an effective amendment, change or restatement) or accept any waiver or consent with respect to, any 2005 Document, that would result in (i) an increase in the principal, interest, overdue interest, fees or other amounts payable under any 2005 Document, (ii) an acceleration of any date fixed for payment or prepayment of principal, interest, fees or other amounts payable under any 2005 Document (including, without limitation, as a result of any redemption), (iii) a change in any of the subordination provisions of any 2005 Document, (iv) a change in any of the interest deferral provisions of any 2005 Document, or (v) any other change in any term or provision of any 2005 Document that could reasonably be expected to have an adverse effect on the interests of Lender. No redemption, purchase, Dividend, payment, distribution or other transfer of property shall be made to or for the benefit of any holder of or in respect of any equity security or Debt of Hallmark Trust I, the 2005 Debentures, the 2005 Indenture, the 2005 Preferred Securities, the Hallmark Trust I Declaration of Trust or the 2005 Guaranty other than, if a Default or Event of Default does not exist prior or after giving effect thereto, payments of regularly scheduled cash interest payments in respect of the 2005 Debentures by Borrower and payments of regularly scheduled cash interest payments in respect of 2005 Preferred Securities by Hallmark Trust I.

(b) Borrower shall not, and shall not permit any of its Subsidiaries to, change, amend or restate (or take any action or fail to take any action the result or which is an effective amendment, change or restatement) or accept any waiver or consent with respect to, any 2007 Document, that would result in (i) an increase in the principal, interest, overdue interest, fees or other amounts payable under any 2007 Document, (ii) an acceleration of any date fixed for payment or prepayment of principal, interest, fees or other amounts payable under any 2007 Document (including, without limitation, as a result of any redemption), (iii) a change in any of the subordination provisions of any 2007 Document, (iv) any change in any of the interest deferral provisions of any 2007 Document, or (v) any other change in any term or provision of any 2007 Document that could reasonably be expected to have an adverse effect on the interests of Lender. No redemption, purchase, Dividend, payment, distribution or other transfer of property shall be made to or for the benefit of any holder of or in respect of any equity security or Debt of Hallmark Trust II, the 2007 Debentures, the 2007 Indenture, the 2007 Preferred Securities, the Hallmark Trust II Declaration of Trust or the 2007 Guaranty other than, if a Default or Event of Default does not exist prior or after giving effect thereto, payments of regularly scheduled cash interest payments in respect of the 2007 Debentures by Borrower and payments of regularly scheduled cash interest payments in respect of 2007 Preferred Securities by Hallmark Trust II.

2.4 Amendment to Credit Agreement Section 8.21. Credit Agreement Section 8.21 is deleted in its entirety and the following is substituted in lieu thereof:

8.21 2005 Documents; 2007 Documents.

(a) Attached as Exhibit N to the Existing Agreement are true and correct copies of the Hallmark Trust I Declaration of Trust, the 2005 Indenture, the 2005 Guaranty, and all exhibits and schedules to such agreements. There are no agreements between or among any of the parties to such agreements, any holder of any equity security or Debt of Hallmark Trust I, any trustee of Hallmark Trust I, any holder of any 2005 Debenture or any other Person, or their respective Affiliates, related to the subject matter of such agreements not contained in the documents attached as Exhibit N to the Existing Agreement.

(b) Attached as Exhibit Q are true and correct copies of the Hallmark Trust II Declaration of Trust, the 2007 Indenture, the 2007 Guaranty, and all exhibits and schedules to such agreements. There are no agreements between or among any of the parties to such agreements, any holder of any equity security or Debt of Hallmark Trust II, any trustee of Hallmark Trust II, any holder of any 2007 Debenture or any other Person, or their respective Affiliates, related to the subject matter of such agreements not contained in the documents attached as Exhibit Q.

2.5 Amendment to Credit Agreement Section 8.22. Credit Agreement Section 8.22 is deleted in its entirety and the following is substituted in lieu thereof:

8.22 Subordination; 2005 Documents; 2007 Documents.

(a) The principal of and interest on the 2005 Debentures and all obligations of Borrower and each of its Subsidiaries in respect of and under the 2005 Debentures, the 2005 Indenture, the 2005 Preferred Securities, the Hallmark Trust I Declaration of Trust and the 2005 Guaranty are subordinate in all respects to all of the Obligations. No obligation under any 2005 Document benefits from any collateral (including any sinking fund or similar deposit arrangement) or guaranty (except, with respect to the 2005 Preferred Securities, only, the 2005 Guaranty).

(b) The principal of and interest on the 2007 Debentures and all obligations of Borrower and each of its Subsidiaries in respect of and under the 2007 Debentures, the 2007 Indenture, the 2007 Preferred Securities, the Hallmark Trust II Declaration of Trust and the 2007 Guaranty are subordinate in all respects to all of the Obligations. No obligation under any 2007 Document benefits from any collateral (including any sinking fund or similar deposit arrangement) or guaranty (except, with respect to the 2007 Preferred Securities, only, the 2007 Guaranty).

2.6 Amendment to Credit Agreement Section 9.1. Credit Agreement Section 9.1 is amended by (a) deleting the period at the end of Section 9.1(q) and substituting “; or” in lieu thereof, and (b) adding the following:

(r) 2007 Documents. Any Person who is a holder of, or claims to act for the benefit of any holder of, any equity security or Debt of Hallmark Trust II, any 2007 Debenture, any 2007 Preferred Security, the 2007 Guaranty, or any other 2007 Document shall assert that any obligation under any 2007 Document is not subordinate in any respect to the Obligations; any payment or transfer of property shall be made under any 2007 Document (other than payment of regularly scheduled cash interest payments in accordance with the 2007 Debentures and 2007 Preferred Securities (as such agreements existed on August 23, 2007) if no Default or Event of Default exists prior to or after giving effect to such payment); a default shall occur under any 2007 Document; or the 2007 Indenture, 2007 Debentures or 2007 Preferred Securities shall benefit from any collateral (including any sinking fund or similar deposit arrangement) or guarantee (except, with respect to the 2007 Preferred Securities, only, the 2007 Guaranty);

2.7 2007 Documents. A new Exhibit Q (2007 Documents), in the form of attached Exhibit Q, is added to the Credit Agreement.

ARTICLE III

Waivers

3.1 Credit Agreement Section 7.10. Credit Agreement Section 7.10 prohibits the acquisition by Borrower or a Subsidiary of assets, subject to certain exceptions. The acquisition by Borrower of the common capital stock of Hallmark Trust II is not permitted by Credit Agreement Section 7.10. The acquisition by Hallmark Trust II of the 2007 Debentures is not permitted by Credit Agreement Section 7.10.

3.2 Credit Agreement Section 7.12. Credit Agreement Section 7.12 prohibits investments by Borrower or a Subsidiary, subject to certain exceptions. The acquisition by Borrower of the common capital stock of Hallmark Trust II is not permitted by Credit Agreement Section 7.12. The acquisition by Hallmark Trust II of the 2007 Debentures is not permitted by Credit Agreement Section 7.12.

3.3 Waiver. Lender waives the provisions of Credit Agreement Sections 7.10 and 7.12 with respect to the acquisition by Borrower of the common stock of Hallmark Trust II and the acquisition by Hallmark Trust II of the 2007 Debentures pursuant to the 2007 Documents (as the 2007 Documents existed on August 23, 2007).

3.4 Limited Waiver. The waiver provided in Section 3.3 does not constitute a waiver of any requirement of any Loan Document, except as specifically waived hereby, or of any Default or Event of Default, now or hereafter existing.

ARTICLE IV

Conditions Precedent

4.1 Conditions. The effectiveness of this Fourth Amendment is subject to the satisfaction of the following conditions precedent:

(a) Documents. Lender shall have received the following in number of counterparts and copies as Lender may request:

(i) Fourth Amendment. This Fourth Amendment executed by Borrower, each other Obligor and Lender.

(ii) 2007 Documents. Lender shall have received true and correct copies of the executed 2007 Documents and each other agreement described on Schedule 1.

(iii) Obligor Proceedings. Evidence that all corporate, limited liability company and partnership proceedings of each Obligor and each other Person (other than Lender) taken in connection with the transactions contemplated by this Fourth Amendment and the other Loan Documents shall be reasonably satisfactory in form and substance to Lender and Special Counsel; and Lender shall have received copies of all documents or other evidence which Lender or Special Counsel may reasonably request in connection with such transactions.

(iv) Expenses. Reimbursement for reasonable Attorney Costs incurred through the date hereof.

(v) Other Documents. In form and substance satisfactory to Lender and Special Counsel, such other documents, instruments and certificates as Lender may reasonably require in connection with the transactions contemplated hereby.

(b) No Default. No Default or Event of Default shall exist.

(c) Representations and Warranties.

(i) All of the representations and warranties contained in Article VIII of the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct on and as of the date of this Fourth Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

(ii) All of the representations and warranties contained in Article VI shall be true and correct on and as of the date hereof and subject to any waiver previously delivered by Lender to Borrower.

ARTICLE V

Ratification

5.1 Ratification. The terms and provisions set forth in this Fourth Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Fourth Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Obligor agrees that the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

ARTICLE VI

Representations and Warranties

6.1 Representations and Warranties of all Obligors. Each Obligor hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Fourth Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligor and will not violate any organizational document of such Obligor, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (c) no Default or Event of Default exists, and (d) such Obligor is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject.

ARTICLE VII

Miscellaneous

7.1 Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

7.2 Severability. The provisions of this Fourth Amendment are intended to be severable. If for any reason any provision of this Fourth Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

7.3 Counterparts. This Fourth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Fourth Amendment by signing any such counterpart.

7.4 GOVERNING LAW. THIS FOURTH AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE LOAN DOCUMENTS ARE PERFORMABLE IN SAN ANTONIO, BEXAR COUNTY, TEXAS, AND BORROWER, EACH L/C RIC AND LENDER WAIVE THE RIGHT TO BE SUED ELSEWHERE. BORROWER, EACH L/C RIC AND LENDER AGREE THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN SAN ANTONIO, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS FOURTH AMENDMENT AND THE OTHER LOAN DOCUMENTS.

7.5 ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

Executed as of the date first written above.

BORROWER:	HALLMARK FINANCIAL SERVICES, INC.

By:
Jeffrey R. Passmore
Chief Accounting Officer

L/C RICs:	AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS

PHOENIX INDEMNITY INSURANCE COMPANY

By:
Jeffrey R. Passmore
Chief Financial Officer and Treasurer

OTHER OBLIGORS:

ACO HOLDINGS, INC.
ALLRISK INSURANCE AGENCY, INC.
AMERICAN HALLMARK AGENCIES, INC.
AMERICAN HALLMARK GENERAL AGENCY, INC.
EFFECTIVE CLAIMS MANAGEMENT, INC.
HALLMARK CLAIMS SERVICE, INC.
HALLMARK FINANCE CORPORATION
HALLMARK GENERAL AGENCY, INC.
HALLMARK UNDERWRITERS, INC.

By:
Jeffrey R. Passmore
Chief Financial Officer and Treasurer

AEROSPACE CLAIMS MANAGEMENT GROUP, INC. AEROSPACE HOLDINGS, LLC AEROSPACE SPECIAL RISK, INC. TEXAS GENERAL AGENCY, INC. TGA SPECIAL RISK, INC.

By:
Jeffrey R. Passmore
Vice President

AEROSPACE FLIGHT, INC.

By:
Cecil R. Wise
Secretary

AEROSPACE INSURANCE MANAGERS, INC.

By:
Jeffrey R. Passmore
Senior Vice President

PAN AMERICAN ACCEPTANCE CORPORATION

By:
Don Meyer
Secretary & Treasurer

LENDER:	THE FROST NATIONAL BANK

By:
Print Name:
Print Title:

EXHIBIT Q

SCHEDULE 1

Document Index for 2007 Documents